SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 14, 2003
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                                 TRANSAXIS, INC.
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             (Exact name of registrant as specified in its charter)



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

                     Delaware                                   0-20771                         87-0461586
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
           (State or other jurisdiction                       (Commission                    (I.R.S. Employer
                 of incorporation)                           File Number)                   Identification No.)

         348 East 6400 South, Suite 220
         Salt Lake City, Utah                                                                       84107
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         (Address of principal executive offices)                                              (Zip Code)
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Registrant's telephone number, including area code:  (801) 266-5390
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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     On October 14, 2003, FreeStar Technology Corporation purchased 338,769 shares of common stock, par value $.0001 per share (the "Common Stock"), of TransAxis, Inc., from two selling stockholders (the "Sellers"). In the same transaction, FreeStar also acquired from one of the Sellers the right to convert a note (the "Convertible Note") into Common Stock as a price per share equal to the prevailing market price of the Common Stock. As of the date of the transaction, the Convertible Note would have been convertible into approximately 2,916,533 shares of Common Stock. FreeStar will also purchase an additional 12,151 shares of Common Stock upon the delivery by a Seller of the stock certificate representing those shares. The 3,267,453 aggregate shares of Common Stock acquired by FreeStar (giving effect to the conversion of the Convertible Note and the acquisition by FreeStar of the additional 12,151 shares of Common Stock) (the "Acquired Shares") represent 87.8% of TransAxis' outstanding shares of Common Stock. Pursuant to a Stock Purchase Agreement, dated as of September 24, 2003, and amended on October 8, 2003 (the "Purchase Agreement"), between FreeStar and each of the Sellers, the Sellers will receive an aggregate of 25,277,415 shares of FreeStar's common stock, par value $.001 per share, in consideration for the sale of the Acquired Shares to FreeStar.

     As a result of purchasing these shares in TransAxis, control of TransAxis passed from Don Marshall, who was the beneficial owner of the Acquired Shares prior to the closing, to FreeStar.

     Copies of the Purchase Agreement, the Amendment thereto and the joint press release issued by the companies are attached hereto as Exhibits 2.1, 2.2 and 99.1, respectively.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

        2.1 Stock Purchase Agreement, dated September 24, 2003, among FreeStar Technology Corporation and two selling stockholders of TransAxis, Inc.

        2.2 Amendment to Stock Purchase Agreement, dated October 8, 2003, among FreeStar Technology Corporation and two selling stockholders of TransAxis, Inc.

        99.1 Joint Press Release issued on October 16, 2003, by FreeStar Technology Corporation and TransAxis, Inc. announcing the closing of the transactions contemplated by the Purchase Agreement.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRANSAXIS, INC.


                                    By: /s/ Paul Egan
                                        ------------------------------------
                                        Paul Egan
                                        President and Chief Executive Officer

Dated:  October 24, 2003


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                                  EXHIBIT INDEX

        2.1 Stock Purchase Agreement, dated September 24, 2003, among FreeStar Technology Corporation and two selling stockholders of TransAxis, Inc.

        2.2 Amendment to Stock Purchase Agreement, dated October 8, 2003, among FreeStar Technology Corporation and two selling stockholders of TransAxis, Inc.

        99.1 Joint Press Release issued on October 16, 2003, by FreeStar Technology Corporation and TransAxis, Inc. announcing the closing of the transactions contemplated by the Purchase Agreement.